UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 23, 2023

Stanley Black & Decker, Inc.

(Exact Name of Registrant as Specified in its Charter)

Connecticut	001-05224	06-0548860
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Stanley Drive, New Britain, Connecticut	06053
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 225-5111

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $2.50 Par Value per Share	SWK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 23, 2023, the Board of Directors (the “Board”) of Stanley Black & Decker, Inc. (the “Company”) elected Susan K. Carter as a director of the Company. Ms. Carter will serve as a member of the Board’s Audit Committee and Corporate Governance Committee. Ms. Carter will participate in the compensation program for non-employee directors as described under the heading “Director Compensation” in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on March 10, 2023.

A copy of the Company’s press release announcing the election of Ms. Carter to the Board is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 24, 2023, the Board approved and adopted the amendment and restatement of the Company’s Bylaws (as amended and restated, the “Bylaws”), effective immediately. Among other things, the amendments effected by the Bylaws:

•	include additional provisions permitting virtual shareholder meetings in accordance with the Connecticut Business Corporation Act;

•	revise and enhance the procedural mechanics and disclosure requirements relating to business proposals submitted and director nominations made by shareholders, including

○

updating certain provisions to promote consistency with the Securities and Exchange Commission’s adoption of Rule 14a-19 under the Securities Exchange Act of 1934, as amended, relating to the universal proxy rules;

○	requiring certain additional background information regarding the proposing shareholders, proposed nominees or business (as applicable) and certain other persons related to such matter;

•	enhance and clarify the organizational mechanics relating to the conduct of shareholder meetings;

•	require that a shareholder directly or indirectly soliciting proxies from other shareholders use a proxy card color other than white;

•	revise the requirements for designating temporary members of Board committees;

•	provide for the roles of chair and vice chair as Board positions and remove references to the chair and vice chair as officer positions;

•	revise the procedures relating to the designation of the President of the Company; and

•	incorporate various other updates and administrative, technical, clarifying and conforming changes, including with respect to the use of gender-neutral terms.

The foregoing summary of the amendments to the Corporation’s Bylaws does not purport to be complete and is qualified in all respects by reference to the full text of the Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

3.1	Bylaws, effective October 24, 2023.

99.1	Press Release dated October 24, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANLEY BLACK & DECKER, INC.
Date: October 24, 2023
	By:	/s/ Janet M. Link
	Name:	Janet M. Link
	Title:	Senior Vice President, General Counsel and Secretary